UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

CLEARBRIDGE

ALL CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks long-term capital growth. Current income is a secondary consideration.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge All Cap Value Fund for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

II	ClearBridge All Cap Value Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge All Cap Value Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	ClearBridge All Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies we believe are undervalued in the marketplace. While we select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The Fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium capitalization companies when we believe smaller capitalization companies offer more attractive value opportunities. The Fund may invest up to 25% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major equity indices posted strong returns for the twelve-month reporting period ended September 30, 2017, as the S&P 500 Indexi gained 18.61%, the Dow Jones Industrial Average (“DJIA”)ii returned 25.45% and the NASDAQ Composite Indexiii rose 23.68%. The Russell 3000 Indexiv returned 18.71% for the period. Throughout the reporting period, investors focused on the effects of potential policy changes in health care, taxes and regulations attendant on the November 2016 U.S. presidential election of Donald Trump and the Republican Party majority in the House and Senate. Corporate earnings returned after dipping earlier in 2016, helping broad index returns over the period. With continued low unemployment and slow but steady growth, the Federal Reserve Board (the “Fed”)v raised the federal funds ratevi three times during the reporting period, accelerating what is expected to be a gradual and predictable period of monetary tightening. As part of this tightening, in September 2017 the Fed formally announced that it would begin to decrease the size of its balance sheet by letting Treasuries, and to a lesser degree mortgage securities, mature without reinvestment. Crude oil prices traded largely in the $45–$55 range after having stabilized in 2016, but gained 7.1% during the reporting period.

While populism in the U.S. played a role in the presidential election, in Europe populism and the associated political risk appears to have subsided, with centrist elections victories in France and Germany in 2017. In both regions, however, the market largely shook off any potential concerns related to political risk and remained optimistic given increasingly synchronized global growth.

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”)vii growth, as measured by the U.S. Department of Commerce, approached and surpassed 2%. The employment situation continued to improve as well. Unemployment remained at multi-decade lows; a rare loss of jobs in September 2017 — the first in seven years — likely reflected the impacts of hurricanes Harvey and Irma, and overall job growth was steady. Meanwhile, the Fed’s preferred measure of inflation — core personal consumption expenditures — declined over the period, with August 2017’s 1.29% remaining below the central bank’s long-term 2% target. The ten-year Treasury yield rose from 1.60%,

ClearBridge All Cap Value Fund 2017 Annual Report	1

Fund overview (cont’d)

where it began the period, to 2.60%, after the surprise U.S. election result and the Fed’s December 2016 rate hike, but edged down to 2.33% as equity markets strengthened, where it ended the period.

While corporations continued to engage in mergers and acquisitions (“M&A”) activity with low borrowing rates as a key tailwind, PitchBook Data, Inc.viii reported that M&A activity fell in both deal value and volume in the first-half of 2017, relative to the half-year average for 2016. M&A activity is on pace for a more than 20% decline year-over-year for 2017, though cross-border deals have increased, with 10% of European deal volume involving a North American buyer.

Q. How did we respond to these changing market conditions?

A. This particular late-cycle market context comes with two major challenges: the first is to avoid what is popular and a huge part of the Russell 3000 Value Indexix, which requires behavioral fortitude, and the second is to find value in an environment where most assets and stocks are inflated by elevated expectations. Given our valuation-driven investment process, we believe that good relative and absolute returns come from finding stocks where realized expectations can exceed embedded expectations, and capital’s growing optimism with regard to assets and stocks has greatly narrowed the list of attractive candidates. The resulting lack of broad opportunities has created a needle-in-the-haystack market, but that is a great opportunity for truly active managers, like us, to prove our worth.

On the first challenge, as the market has increasingly embraced tech stocks, we have been steadily decreasing the Fund’s overweight position. In addition, the Fund is underweight the also-popular bond-proxy stocks that have benefitted from record-low interest rates. The narrative in favor of deflation and extrapolating low rates well into the future is back in full force, after a brief respite as the election-induced hopes of reflation have melted away. To be clear, the Fund is still overweight tech stocks where we believe innovation can extend scaling advantages, and where business values remain above rising prices. However, if exuberance continues to build, the Fund’s tech weighting will keep declining and we are likely to go underweight tech as our valuation discipline dictates. As long-term valuation-driven investors, we would take near-term relative pain looking to avoid absolute losses down the road. On the second challenge, we are still finding mispriced stocks that are either being too aggressively sold by the market, or simply left without the support of the market enamored by FAANGs (Facebook, Apple, Amazon, Netflix and Alphabet’s Google) and the almighty index.

We continue to search for investment opportunities where price is below business value. Fortunately, stocks with defensive attributes are getting less expensive as the reflation narrative shift builds. At this point, finding value that meets our threshold is still challenging, but getting less so.

As complex systems, markets are often most vulnerable when they appear the most stable. Although we cannot realistically time any shift in the market, we continue to try to differentiate the Fund from the increasingly crowded and highly valued indexes. This is uncomfortable in many ways, but our active valuation discipline is helping to guide us accordingly. Just as we provide liquidity by buying fear early in cycles, we are providing liquidity by selectively selling optimism late

2	ClearBridge All Cap Value Fund 2017 Annual Report

in the cycle. In both cases, patience is required, but in our opinion the Fund remains very well balanced across risk and return drivers, and sells comfortably below our assessment of underlying business value.

Performance review

For the twelve months ended September 30, 2017, Class A shares of ClearBridge All Cap Value Fund, excluding sales charges, returned 20.66%. The Fund’s unmanaged benchmark, the Russell 3000 Value Index, returned 15.53%, for the same period. The Lipper Multi-Cap Value Funds Category Average1 returned 16.88% over the same time frame.

Performance Snapshot as of September 30, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge All Cap Value Fund:
Class A	5.03%	20.66%
Class B2	4.20%	18.80%
Class C	4.66%	19.89%
Class I	5.21%	21.13%
Russell 3000 Value Index	4.60%	15.53%
Lipper Multi-Cap Value Funds Category Average[1]	5.28%	16.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class IS shares is not shown because the inception date for this share class was September 15, 2017.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2017, the gross total annual fund operating expense ratios for Class A, Class B, Class C and Class I shares were 1.29%, 2.71%, 1.96% and 0.87%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 378 funds for the six-month period and among the 370 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

The Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares may continue to hold those shares, but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge All Cap Value Fund 2017 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. Relative to the benchmark, overall stock selection and sector allocation contributed to relative returns during the reporting period. The Fund’s stock selection in the Information Technology, Industrials and Real Estate sectors were meaningful contributors to relative performance. In addition, the Fund’s underweight allocation in the Consumer Staples and Telecommunication Services sectors contributed to relative returns. In terms of individual securities, Citigroup Inc., KeyCorp, Regions Financial Corp., Boeing Co. and Teradyne Inc. were the largest absolute contributors to performance.

Q. What were the leading detractors from performance?

A. During the reporting period, the Fund’s stock selection in the Health Care and Utilities sectors detracted from relative returns. The Fund’s cash position detracted from relative returns, as well. In terms of individual securities, Apache Corp., Kroger, OneMain Holdings Inc., Devon Energy Corp. and eBay were the top detractors.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated a number of new positions during the year, notably Wells Fargo & Co., Bristol-Myers Squibb Co., DowDuPont, Stericycle and Johnson Controls International PLC. Meanwhile, notable eliminations from the Fund included U.S. Bancorp, Novartis AG, Carnival Corp., Allied World Assurance Co. and Texas Instruments Inc.

Thank you for your investment in ClearBridge All Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Sam Peters, CFA

Portfolio Manager

ClearBridge Investments, LLC

Albert Grosman

Portfolio Manager

ClearBridge Investments, LLC

October 20, 2017

RISKS: Equity securities are subject to market and price fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2017 were: Citigroup Inc. (4.9%), Wells Fargo & Co. (4.2%), Oracle Corp. (3.4%), Johnson & Johnson (3.3%), Synchrony Financial (3.0%), Merck & Co. Inc. (2.5%), KeyCorp (2.3%), Realogy Holdings Corp.

4	ClearBridge All Cap Value Fund 2017 Annual Report

(2.3%), Suncor Energy Inc. (2.3%) and Cisco Systems Inc. (2.2%). Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2017 were: Financials (28.1%), Industrials (12.0%), Health Care (11.4%), Information Technology (10.6%) and Energy (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii	PitchBook Data, Inc. is a research firm. The firm is a data and technology provider for the global private equity and venture capital markets.

ix

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ClearBridge All Cap Value Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge All Cap Value Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.03%	$1,000.00	$1,050.30	1.20%	$6.17	[3]	Class A	5.00%	$1,000.00	$1,019.05	1.20%	$6.07
Class B	4.20	1,000.00	1,042.00	2.79	14.28	[3]	Class B	5.00	1,000.00	1,011.08	2.79	14.07
Class C	4.66	1,000.00	1,046.60	1.94	9.95	[3]	Class C	5.00	1,000.00	1,015.34	1.94	9.80
Class I	5.21	1,000.00	1,052.10	0.87	4.48	[3]	Class I	5.00	1,000.00	1,020.71	0.87	4.41
Class IS4	2.26	1,000.00	1,022.60	0.78	0.28	[5]	Class IS	5.00	1,000.00	1,021.16	0.78	3.95

ClearBridge All Cap Value Fund 2017 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2017, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

[4]	For the period September 15, 2017 (inception date) to September 30, 2017.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (13), then divided by 365.

8	ClearBridge All Cap Value Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I	Class IS†
Twelve Months Ended 9/30/17	20.66%	18.80%	19.89%	21.13%	N/A
Five Years Ended 9/30/17	12.00	10.59	11.26	12.45	N/A
Ten Years Ended 9/30/17	5.23	4.43	4.59	5.69	N/A
Inception* through 9/30/17	—	—	—	—	2.26%

With sales charges[2]	Class A	Class B	Class C	Class I	Class IS†
Twelve Months Ended 9/30/17	13.70%	13.80%	18.89%	21.13%	N/A
Five Years Ended 9/30/17	10.68	10.46	11.26	12.45	N/A
Ten Years Ended 9/30/17	4.61	4.43	4.59	5.69	N/A
Inception* through 9/30/17	—	—	—	—	2.26%

Cumulative total returns
Without sales charges[1]
Class A (9/30/07 through 9/30/17)	66.47%
Class B (9/30/07 through 9/30/17)	54.29
Class C (9/30/07 through 9/30/17)	56.70
Class I (9/30/07 through 9/30/17)	73.98
Class IS (Inception date of 9/15/17 through 9/30/17)	2.26

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, I and IS shares are November 12, 1981, November 6, 1992, August 10, 1993, January 30, 1996 and September 15, 2017, respectively.

ClearBridge All Cap Value Fund 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge All Cap Value Fund vs. Russell 3000 Value Index and Lipper Multi-Cap Value Funds Category Average† — September 2007 - September 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge All Cap Value Fund on September 30, 2007, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Category Average. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Multi-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds as of September 30, 2017. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge All Cap Value Fund 2017 Annual Report

Schedule of investments

September 30, 2017

ClearBridge All Cap Value Fund

Security	Shares	Value
Common Stocks — 96.6%
Consumer Discretionary — 9.0%
Auto Components — 1.1%
Gentex Corp.	1,000,000	$19,800,000
Diversified Consumer Services — 1.3%
Service Corporation International	700,000	24,150,000
Household Durables — 1.8%
PulteGroup Inc.	1,200,000	32,796,000
Media — 0.9%
CBS Corp., Class B Shares, Non Voting Shares	300,000	17,400,000
Specialty Retail — 3.1%
AutoZone Inc.	36,000	21,423,960	*
Murphy USA Inc.	325,000	22,425,000	*
Signet Jewelers Ltd.	200,000	13,310,000
Total Specialty Retail		57,158,960
Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands Inc.	600,000	14,784,000
Total Consumer Discretionary		166,088,960
Consumer Staples — 4.2%
Food & Staples Retailing — 2.0%
Kroger Co.	935,000	18,756,100
Sprouts Farmers Market Inc.	1,000,000	18,770,000	*
Total Food & Staples Retailing		37,526,100
Personal Products — 2.2%
Unilever PLC	705,585	40,840,658	(a)
Total Consumer Staples		78,366,758
Energy — 9.3%
Energy Equipment & Services — 1.4%
Halliburton Co.	550,000	25,316,500
Oil, Gas & Consumable Fuels — 7.9%
Apache Corp.	575,000	26,335,000
Cabot Oil & Gas Corp.	600,000	16,050,000
CONSOL Energy Inc.	900,000	15,246,000	*
Devon Energy Corp.	750,000	27,532,500
Pioneer Natural Resources Co.	135,000	19,917,900
Suncor Energy Inc.	1,200,000	42,036,000
Total Oil, Gas & Consumable Fuels		147,117,400
Total Energy		172,433,900

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2017 Annual Report	11

Schedule of investments (cont’d)

September 30, 2017

ClearBridge All Cap Value Fund

Security	Shares	Value
Financials — 28.1%
Banks — 14.0%
Bank of the Ozarks Inc.	300,000	$14,415,000
Citigroup Inc.	1,240,930	90,265,248
KeyCorp	2,300,000	43,286,000
Regions Financial Corp.	2,200,000	33,506,000
Wells Fargo & Co.	1,395,000	76,934,250
Total Banks		258,406,498
Capital Markets — 2.9%
Ameriprise Financial Inc.	200,000	29,702,000
Invesco Ltd.	700,000	24,528,000
Total Capital Markets		54,230,000
Consumer Finance — 5.6%
Discover Financial Services	300,000	19,344,000
OneMain Holdings Inc.	1,000,000	28,190,000	*
Synchrony Financial	1,800,000	55,890,000
Total Consumer Finance		103,424,000
Diversified Financial Services — 0.8%
Voya Financial Inc.	375,000	14,958,750
Insurance — 3.3%
Axis Capital Holdings Ltd.	250,000	14,327,500
Brighthouse Financial Inc.	50,000	3,040,000	*
Fairfax Financial Holdings Ltd.	28,968	15,034,392
MetLife Inc.	550,000	28,572,500
Total Insurance		60,974,392
Thrifts & Mortgage Finance — 1.5%
MGIC Investment Corp.	2,150,000	26,939,500	*
Total Financials		518,933,140
Health Care — 11.4%
Biotechnology — 1.3%
Biogen Inc.	75,000	23,484,000	*
Pharmaceuticals — 10.1%
Allergan PLC	150,000	30,742,500
Bristol-Myers Squibb Co.	500,000	31,870,000
Johnson & Johnson	475,000	61,754,750
Merck & Co. Inc.	725,000	46,421,750
Mylan NV	500,000	15,685,000	*
Total Pharmaceuticals		186,474,000
Total Health Care		209,958,000

See Notes to Financial Statements.

12	ClearBridge All Cap Value Fund 2017 Annual Report

ClearBridge All Cap Value Fund

Security	Shares	Value
Industrials — 12.0%
Aerospace & Defense — 3.9%
Boeing Co.	100,000	$25,421,000
Raytheon Co.	140,000	26,121,200
TransDigm Group Inc.	80,000	20,452,000
Total Aerospace & Defense		71,994,200
Airlines — 0.6%
Alaska Air Group Inc.	156,840	11,962,187
Building Products — 1.3%
Johnson Controls International PLC	600,000	24,174,000
Commercial Services & Supplies — 1.4%
Stericycle Inc.	350,000	25,067,000	*
Industrial Conglomerates — 1.5%
Honeywell International Inc.	200,000	28,348,000
Machinery — 2.7%
Allison Transmission Holdings Inc.	615,310	23,092,584
Stanley Black & Decker Inc.	180,000	27,174,600
Total Machinery		50,267,184
Trading Companies & Distributors — 0.6%
GATX Corp.	180,000	11,080,800
Total Industrials		222,893,371
Information Technology — 10.6%
Communications Equipment — 2.2%
Cisco Systems Inc.	1,230,890	41,394,831
Semiconductors & Semiconductor Equipment — 2.7%
KLA-Tencor Corp.	180,000	19,080,000
Teradyne Inc.	600,000	22,374,000
Veeco Instruments Inc.	393,470	8,420,258	*
Total Semiconductors & Semiconductor Equipment		49,874,258
Software — 4.6%
Microsoft Corp.	300,000	22,347,000
Oracle Corp.	1,300,000	62,855,000
Total Software		85,202,000
Technology Hardware, Storage & Peripherals — 1.1%
Samsung Electronics Co., Ltd., GDR	17,000	19,277,388	(a)(b)
Total Information Technology		195,748,477
Materials — 2.7%
Chemicals — 1.5%
DowDuPont Inc.	402,022	27,831,983

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2017 Annual Report	13

Schedule of investments (cont’d)

September 30, 2017

ClearBridge All Cap Value Fund

Security		Shares	Value
Metals & Mining — 1.2%
Nucor Corp.		400,000	$22,416,000
Total Materials			50,247,983
Real Estate — 6.2%
Equity Real Estate Investment Trusts (REITs) — 3.9%
American Homes 4 Rent, Class A Shares		1,400,000	30,394,000
Pebblebrook Hotel Trust		568,735	20,554,083
Weyerhaeuser Co.		617,482	21,012,913
Total Equity Real Estate Investment Trusts (REITs)			71,960,996
Real Estate Management & Development — 2.3%
Realogy Holdings Corp.		1,300,000	42,835,000
Total Real Estate			114,795,996
Utilities — 3.1%
Electric Utilities — 1.9%
Exelon Corp.		930,000	35,033,100
Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.		2,100,000	23,142,000
Total Utilities			58,175,100
Total Investments before Short-Term Investments (Cost — $1,311,594,026)			1,787,641,685

	Rate
Short-Term Investments — 3.2%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $58,598,768)	0.925%	58,598,768	58,598,768
Total Investments — 99.8% (Cost — $1,370,192,794)			1,846,240,453
Other Assets in Excess of Liabilities — 0.2%			3,906,663
Total Net Assets — 100.0%			$1,850,147,116

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation used in this schedule:
GDR	— Global Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge All Cap Value Fund 2017 Annual Report

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $1,370,192,794)	$1,846,240,453
Foreign currency, at value (Cost — $23)	23
Receivable for securities sold	5,708,418
Dividends and interest receivable	2,193,117
Receivable for Fund shares sold	464,472
Prepaid expenses	72,667
Total Assets	1,854,679,150

Liabilities:
Payable for Fund shares repurchased	1,169,882
Investment management fee payable	1,103,680
Service and/or distribution fees payable	463,570
Trustees’ fees payable	143,543
Accrued expenses	1,651,359
Total Liabilities	4,532,034
Total Net Assets	$1,850,147,116

Net Assets:
Par value (Note 7)	$1,178
Paid-in capital in excess of par value	1,131,140,094
Undistributed net investment income	9,296,452
Accumulated net realized gain on investments and foreign currency transactions	233,661,733
Net unrealized appreciation on investments	476,047,659
Total Net Assets	$1,850,147,116

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2017 Annual Report	15

Statement of assets and liabilities (cont’d)

September 30, 2017

Net Assets:
Class A	$1,648,472,357
Class B	$14,189,795
Class C	$147,608,262
Class I	$39,751,283
Class IS	$125,419

Shares Outstanding:
Class A	103,801,577
Class B	1,039,921
Class C	10,606,436
Class I	2,370,255
Class IS	7,480

Net Asset Value:
Class A (and redemption price)	$15.88
Class B*	$13.65
Class C*	$13.92
Class I (and redemption price)	$16.77
Class IS (and redemption price)	$16.77
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.85

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	ClearBridge All Cap Value Fund 2017 Annual Report

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Dividends and distributions	$35,879,051
Return of capital (Note 1 (d))	(1,814,725)
Net Dividends and Distributions	34,064,326
Interest	966,509
Less: Foreign taxes withheld	(276,006)
Total Investment Income	34,754,829

Expenses:
Investment management fee (Note 2)	13,263,166
Service and/or distribution fees (Notes 2 and 5)	5,689,274
Transfer agent fees (Note 5)	3,783,607
Fund accounting fees	143,457
Trustees’ fees	132,898
Registration fees	92,430
Shareholder reports	74,370
Legal fees	57,588
Audit and tax fees	35,412
Insurance	21,837
Custody fees	13,710
Interest expense	57
Miscellaneous expenses	13,083
Total Expenses	23,320,889
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(752)
Net Expenses	23,320,137
Net Investment Income	11,434,692

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	272,743,439
REIT distributions	1,381,385
Foreign currency transactions	3,554
Net Realized Gain	274,128,378
Change in Net Unrealized Appreciation (Depreciation) From Investments	46,830,901
Net Gain on Investments and Foreign Currency Transactions	320,959,279
Increase in Net Assets From Operations	$332,393,971

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2017 Annual Report	17

Statements of changes in net assets

For the Years Ended September 30,	2017	2016

Operations:
Net investment income	$11,434,692	$15,407,734
Net realized gain	274,128,378	236,766,849
Change in net unrealized appreciation (depreciation)	46,830,901	(29,252,908)
Increase in Net Assets From Operations	332,393,971	222,921,675

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(15,000,077)	(19,000,091)
Net realized gains	(245,451,033)	(91,234,598)
Decrease in Net Assets From Distributions to Shareholders	(260,451,110)	(110,234,689)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	115,334,798	85,616,419
Reinvestment of distributions	256,104,651	108,286,349
Cost of shares repurchased	(272,068,148)	(255,131,068)
Increase (Decrease) in Net Assets From Fund Share Transactions	99,371,301	(61,228,300)
Increase in Net Assets	171,314,162	51,458,686

Net Assets:
Beginning of year	1,678,832,954	1,627,374,268
End of year*	$1,850,147,116	$1,678,832,954
*Includes undistributed net investment income of:	$9,296,452	$12,858,283

See Notes to Financial Statements.

18	ClearBridge All Cap Value Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$15.36	$14.31	$17.33	$16.81	$14.26

Income (loss) from operations:
Net investment income	0.11	0.15	0.20	0.40	0.16
Net realized and unrealized gain (loss)	2.82	1.88	(1.52)	1.84	2.85
Total income (loss) from operations	2.93	2.03	(1.32)	2.24	3.01

Less distributions from:
Net investment income	(0.15)	(0.18)	(0.44)	(0.13)	(0.15)
Net realized gains	(2.26)	(0.80)	(1.26)	(1.59)	(0.31)
Total distributions	(2.41)	(0.98)	(1.70)	(1.72)	(0.46)

Net asset value, end of year	$15.88	$15.36	$14.31	$17.33	$16.81
Total return[2]	20.66%	14.74%	(8.55)%	14.35%	21.73%

Net assets, end of year (millions)	$1,648	$1,467	$1,391	$1,641	$1,523

Ratios to average net assets:
Gross expenses	1.23%	1.29%	1.27%	1.29%	1.34%
Net expenses	1.23 [3]	1.29	1.27	1.29	1.34
Net investment income	0.72	1.03	1.20	2.39	1.03

Portfolio turnover rate	24%	27%	21%	12%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2017 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class B Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.56	$12.75	$15.55	$15.29	$13.00

Income (loss) from operations:
Net investment income (loss)	(0.14)	(0.05)	0.01	0.20	(0.00) [2]
Net realized and unrealized gain (loss)	2.49	1.66	(1.35)	1.65	2.60
Total income (loss) from operations	2.35	1.61	(1.34)	1.85	2.60

Less distributions from:
Net investment income	—	—	(0.20)	—	—
Net realized gains	(2.26)	(0.80)	(1.26)	(1.59)	(0.31)
Total distributions	(2.26)	(0.80)	(1.46)	(1.59)	(0.31)

Net asset value, end of year	$13.65	$13.56	$12.75	$15.55	$15.29
Total return[3]	18.80%	13.04%	(9.54)%	13.06%	20.46%

Net assets, end of year (millions)	$14	$32	$55	$97	$143

Ratios to average net assets:
Gross expenses	2.90%	2.71%	2.43%	2.40%	2.40%
Net expenses	2.90	2.71	2.43	2.40	2.40
Net investment income (loss)	(1.04)	(0.37)	0.07	1.33	(0.03)

Portfolio turnover rate	24%	27%	21%	12%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

20	ClearBridge All Cap Value Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$13.73	$12.89	$15.76	$15.44	$13.14

Income (loss) from operations:
Net investment income (loss)	(0.00) [2]	0.05	0.08	0.26	0.06
Net realized and unrealized gain (loss)	2.51	1.68	(1.36)	1.68	2.62
Total income (loss) from operations	2.51	1.73	(1.28)	1.94	2.68

Less distributions from:
Net investment income	(0.06)	(0.09)	(0.33)	(0.03)	(0.07)
Net realized gains	(2.26)	(0.80)	(1.26)	(1.59)	(0.31)
Total distributions	(2.32)	(0.89)	(1.59)	(1.62)	(0.38)

Net asset value, end of year	$13.92	$13.73	$12.89	$15.76	$15.44
Total return[3]	19.89%	13.93%	(9.13)%	13.58%	20.96%

Net assets, end of year (millions)	$148	$150	$155	$198	$204

Ratios to average net assets:
Gross expenses	1.95%	1.96%	1.95%	1.98%	1.95%
Net expenses[4]	1.94 [5]	1.96	1.95	1.98	1.95
Net investment income (loss)	(0.01)	0.39	0.53	1.70	0.42

Portfolio turnover rate	24%	27%	21%	12%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2017 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$16.10	$14.96	$18.04	$17.44	$14.79

Income (loss) from operations:
Net investment income	0.18	0.22	0.28	0.48	0.24
Net realized and unrealized gain (loss)	2.96	1.97	(1.59)	1.91	2.94
Total income (loss) from operations	3.14	2.19	(1.31)	2.39	3.18

Less distributions from:
Net investment income	(0.21)	(0.25)	(0.51)	(0.20)	(0.22)
Net realized gains	(2.26)	(0.80)	(1.26)	(1.59)	(0.31)
Total distributions	(2.47)	(1.05)	(1.77)	(1.79)	(0.53)

Net asset value, end of year	$16.77	$16.10	$14.96	$18.04	$17.44
Total return[2]	21.13%	15.20%	(8.16)%	14.77%	22.24%

Net assets, end of year (millions)	$40	$30	$26	$26	$20

Ratios to average net assets:
Gross expenses	0.86%	0.87%	0.86%	0.90%	0.90%
Net expenses[3]	0.86	0.87	0.86 [4]	0.90	0.89 [4]
Net investment income	1.10	1.44	1.63	2.75	1.47

Portfolio turnover rate	24%	27%	21%	12%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.00%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge All Cap Value Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2017[2]

Net asset value, beginning of period	$16.40

Income from operations:
Net investment income	0.00 [3]
Net realized and unrealized gain	0.37
Total income from operations	0.37

Net asset value, end of period	$16.77
Total return[4]	2.26%

Net assets, end of period (000s)	$125

Ratios to average net assets:
Gross expenses[5]	0.78%
Net expenses[5,6]	0.78
Net investment income[5]	0.22

Portfolio turnover rate	24%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 15, 2017 (inception date) to September 30, 2017.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	For the year ended September 30, 2017.

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2017 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge All Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

24	ClearBridge All Cap Value Fund 2017 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge All Cap Value Fund 2017 Annual Report	25

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer staples	$37,526,100	$40,840,658	—	$78,366,758
Information technology	176,471,089	19,277,388	—	195,748,477
Other common stocks	1,513,526,450	—	—	1,513,526,450
Total long-term investments	1,727,523,639	60,118,046	—	1,787,641,685
Short-term investments†	58,598,768	—	—	58,598,768
Total investments	$1,786,122,407	$60,118,046	—	$1,846,240,453

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2017, securities valued at $60,118,046 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

26	ClearBridge All Cap Value Fund 2017 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

ClearBridge All Cap Value Fund 2017 Annual Report	27

Notes to financial statements (cont’d)

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$3,554	$(3,554)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.75%
Next $0.5 billion	0.70
Next $0.5 billion	0.65
Next $1.0 billion	0.60
Over $3.5 billion	0.50

28	ClearBridge All Cap Value Fund 2017 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 2.00%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $752.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2017, LMIS and its affiliates retained sales charges of $289,100 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$645	$505	$1,778

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all

ClearBridge All Cap Value Fund 2017 Annual Report	29

Notes to financial statements (cont’d)

or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2017, the Fund had accrued $127,444 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$431,016,783
Sales	635,495,554

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,370,119,160	$548,210,758	$(72,089,465)	$476,121,293

4. Derivative instruments and hedging activities

During the year ended September 30, 2017, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$3,943,465	[1]	$3,222,182
Class B	242,933		273,749
Class C	1,502,876	[1]	256,649
Class I	—		31,027
Class IS2	—		—
Total	$5,689,274		$3,783,607

[1]

Amounts shown are exclusive of expense reimbursements. For the year ended September 30, 2017, the service and/or distribution fees reimbursed amounted to $341 and $411 for Class A and Class C shares, respectively.

[2]	For the period September 15, 2017 (inception date) to September 30, 2017.

30	ClearBridge All Cap Value Fund 2017 Annual Report

For the year ended September 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$341
Class B	—
Class C	411
Class I	—
Class IS1	—
Total	$752

[1]	For the period September 15, 2017 (inception date) to September 30, 2017

6. Distributions to shareholders by class

	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Investment Income:
Class A	$13,982,554	$17,479,474
Class B	—	—
Class C	612,771	1,070,449
Class I	404,752	450,168
Class IS1	—	—
Total	$15,000,077	$19,000,091

Net Realized Gains:
Class A	$212,624,647	$77,174,891
Class B	4,806,793	3,151,021
Class C	23,691,470	9,449,120
Class I	4,328,123	1,459,566
Class IS1	—	—
Total	$245,451,033	$91,234,598

[1]	For the period September 15, 2017 (inception date) to September 30, 2017

7. Shares of beneficial interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge All Cap Value Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,948,600	$90,181,894	4,967,694	$71,109,147
Shares issued on reinvestment	15,502,131	223,385,710	6,507,017	93,180,485
Shares repurchased	(13,180,956)	(199,424,045)	(13,143,132)	(188,518,023)
Net increase (decrease)	8,269,775	$114,143,559	(1,668,421)	$(24,228,391)

Class B
Shares sold	1,832	$23,987	3,171	$42,071
Shares issued on reinvestment	380,655	4,773,412	245,033	3,133,966
Shares repurchased	(1,738,866)	(22,793,506)	(2,129,509)	(27,033,721)
Net decrease	(1,356,379)	$(17,996,107)	(1,881,305)	$(23,857,684)

Class C
Shares sold	262,518	$3,458,286	233,244	$3,005,166
Shares issued on reinvestment	1,868,315	23,727,608	798,749	10,279,902
Shares repurchased	(2,413,076)	(32,127,824)	(2,170,371)	(27,885,188)
Net decrease	(282,243)	$(4,941,930)	(1,138,378)	$(14,600,120)

Class I
Shares sold	1,358,437	$21,547,958	759,544	$11,460,035
Shares issued on reinvestment	278,044	4,217,921	113,101	1,691,996
Shares repurchased	(1,118,735)	(17,722,773)	(783,877)	(11,694,136)
Net increase	517,746	$8,043,106	88,768	$1,457,895

Class IS1
Shares sold	7,480	$122,673	—	—
Net increase	7,480	$122,673	—	—

[1]	For the period September 15, 2017 (inception date) to September 30, 2017.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$18,088,666	$19,000,091
Net long-term capital gains	242,362,444	91,234,598
Total distributions paid	$260,451,110	$110,234,689

32	ClearBridge All Cap Value Fund 2017 Annual Report

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$24,918,512
Undistributed long-term capital gains — net	218,158,952
Total undistributed earnings	$243,077,464
Other book/tax temporary differences(a)	(192,913)
Unrealized appreciation (depreciation)(b)	476,121,293
Total accumulated earnings (losses) — net	$719,005,844

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax basis differences on certain investments.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

ClearBridge All Cap Value Fund 2017 Annual Report	33

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of the ClearBridge All Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge All Cap Value Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, as of September 30, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the years or periods ended on or prior to September 30, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2017

34	ClearBridge All Cap Value Fund 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge All Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge All Cap Value Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

36	ClearBridge All Cap Value Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge All Cap Value Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

38	ClearBridge All Cap Value Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge All Cap Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

40	ClearBridge All Cap Value Fund

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended September 30, 2016 and September 30, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

ClearBridge All Cap Value Fund	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2017:

Record date:	12/7/2016
Payable date:	12/8/2016
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%
Long-term capital gain dividend	$2.230910

Please retain this information for your records.

42	ClearBridge All Cap Value Fund

ClearBridge

All Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge All Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge All Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q , shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of ClearBridge All Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0283 11/17 SR17-3188

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $189,700 in September 30, 2016 and $182,960 in September 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,680 in 2016 and $24,920 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017